SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): March 15, 2002

                       ANCHOR GLASS CONTAINER CORPORATION
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


Delaware                          0-233-59                  59-3417812
--------------------------------------------------------------------------------
(State or other jurisdiction     (Commission             (I.R.S. Employer
of incorporation)               File Number)            Identification No.)


One Anchor Plaza
4343 Anchor Plaza Parkway
Tampa, Florida                                              33634-7513
--------------------------------------------------------------------------------
(Address of principal executive offices)                     (Zip Code)


        Registrant's telephone number, including area code (813) 884-0000
                                                           --------------

                                      None
--------------------------------------------------------------------------------
         (Former name or former address, if changed since last report.)

Item 5. Other Events.

     On March 15, 2002, Anchor Glass Container Corporation (the "Company") entered into a Reorganization Agreement with Cerberus Capital Management, L.P. ("Cerberus"), pursuant to which the Company will effect a restructuring through a "pre-arranged" case under Chapter 11 of the United States Bankruptcy Code that will involve a $100,000,000 debt and equity investment by Cerberus in the Company. See the Reorganization Agreement and the exhibits thereto, including the form of the proposed plan of reorganization to be filed with the Bankruptcy Court, and the forms of certain documents to be entered into upon the consummation of the Reorganization Agreement, which are filed as Exhibits 2.1 to
2.6. See also the press release announcing the transaction filed as Exhibit
99.1.

Item 7. Financial Statements and Exhibits.

     (c) Exhibits. The following exhibit is filed herewith:

     2.1 Reorganization Agreement, dated March 15, 2002, between Anchor Glass Container Corporation and Cerberus Capital Management, L.P.

     2.2 Form of Proposed Certificate of Designations of Series C Participating Preferred Stock.

     2.3  Term Sheet for Tranche B Term Loan.

     2.4 Form of Proposed Reorganization Plan of Anchor Glass Container Corporation.

     2.5 Form of Proposed Amended and Restated Certificate of Incorporation of Anchor Glass Container Corporation.

     2.6 Form of Proposed Amended and Restated By-laws of Anchor Glass Container Corporation.

     99.1 Press release dated March 15, 2002.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                               ANCHOR GLASS CONTAINER CORPORATION




Date:  March 15, 2002          By:   /s/ Dale Buckwalter
                                     -----------------------------
                                      Name:  Dale Buckwalter
                                      Title:    Chief Financial Officer

                                  EXHIBIT INDEX


Number                   Description

2.1 Reorganization Agreement, dated March 15, 2002, between Anchor Glass Container Corporation and Cerberus Capital Management, L.P.

2.2 Form of Proposed Certificate of Designations of Series C Participating Preferred Stock.

2.3  Term Sheet for Tranche B Term Loan.

2.4  Form of Proposed Reorganization Plan of Anchor Glass Container Corporation.

2.5 Form of Proposed Amended and Restated Certificate of Incorporation of Anchor Glass Container Corporation.

2.6 Form of Proposed Amended and Restated By-laws of Anchor Glass Container Corporation.

99.1 Press release dated March 15, 2002.